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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 12, 2000
                                                  (October 5, 2000)

                            VERSO TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)

           Minnesota                    0-22190                  41-1484525
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       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

      400 Galleria Parkway, Suite 300
              Atlanta, Georgia                                  30339
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 (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code:           (770) 612-3500
                                                       -------------------------

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          (Former name or former address, if changed since last report


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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)  Previous Independent Accountants.

                  (i) On October 5, 2000, Verso Technologies, Inc. (f/k/a Eltrax Systems, Inc. (the "Company")) dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants.

                  (ii) The reports of PWC on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) The Company's Audit Committee and its Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two fiscal years and through October 5, 2000, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference thereto in its report on the Company's financial statements for such years.

                  (v) During the two most recent fiscal years and through October 5, 2000, there have been no events of the kind listed in Item 304(a)(1)(v)) of Regulation S-K.

                  (vi) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 12, 2000, is filed as Exhibit 16 to this Form 8-K.

         (b)  New Independent Accounts.

                  (i) The Company engaged KPMG LLP ("KPMG") as its new independent accountants as of October 5, 2000.

                  (ii) During the two most recent fiscal years and through October 5, 2000, the Company has not consulted with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of the Regulation S-K).


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b).  Financial Statements and Pro Forma Financial Information.
                     None.

         (c) Exhibits. The following exhibit is filed herewith by direct transmission via "edgar."

                     16 - Letter of PricewaterhouseCoopers LLP dated October 12, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VERSO TECHNOLOGIES, INC.
                                         (Registrant)


Date: October 12, 2000                      /s/ Juliet M. Reising
                                            ------------------------------------
                                            Juliet M. Reising
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



16       Letter of PricewaterhouseCoopers LLP dated October 12, 2000.


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